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                                                                    EXHIBIT 10.3

                   SECOND AMENDMENT TO ACQUISITION AGREEMENT

     This Second Amendment to the Acquisition Agreement (the "Second Amendment") is made and entered into by and among The Greyhound Corporation, an Arizona corporation ("Greyhound"), Greyhound Lines, Inc., a California corporation ("Seller"), GLI Operating Company, a Delaware corporation ("GLI Operating"), GLI Holding Company, a Delaware corporation ("GLI Holding"), GLI Bus Operations Holding Company, a Delaware corporation ("GLI Bus"), and GLI Merger Company, a Delaware corporation ("GLI Merger"). Greyhound, Seller, GLI Operating, GLI Holding, GLI Bus and GLI Merger shall hereinafter collectively be referred to as the "Parties". Each term used in this Second Amendment with its initial letter capitalized shall have the meaning ascribed to such term in the Acquisition Agreement (hereinafter defined), unless another meaning is prescribed herein.

                                  WITNESSETH:

     WHEREAS, the Parties entered into that certain Acquisition Agreement dated December 22, 1986, which was amended on January 31, 1987 (the "Acquisition Agreement").

     WHEREAS, the Acquisition Agreement provides that at the Closing certain of the Parties will enter into agreements pursuant to which (a) GLI Operating Company will purchase buses from the Manufacturers (Section 2.8); and (b) GLI Holding will assume Seller's existing bus purchase agreement with the Manufacturers (Section 2.8);

     WHEREAS, the United States Department of Justice has advised the Parties of their position that the foregoing agreements to be entered into may conflict with certain prohibitions contained in the Final Judgment entered in the matter of United States of America v. The Greyhound Corporation (Civil Action No. 57C1107 (D.C. N.D. Illinois, 1957) (the "Judgment"); and
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     WHEREAS, GLI Operating requires additional new buses to perform its business and desires to make arrangements to lease buses from Seller or an affiliate of Seller as long as the Judgment is effective.

     NOW, THEREFORE, the Parties agree as follows:

     1. Section 2.8 of the Acquisition Agreement shall be amended to read in its entirety as follows:

          "2.8. Bus Purchase and Lease Agreements. The parties thereto shall enter into the agreements attached hereto as Exhibit I and Exhibit J."

     2. Except as expressly provided herein, no provision of the Acquisition Agreement is affected by this Second Amendment.

     IN WITNESS WHEREOF, this Second Amendment has been executed by the Parties on this 18th day of March, 1987.

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
THE GREYHOUND CORPORATION                        GLI HOLDING COMPANY

By /s/ RICHARD C. STEPHAN                        By /s/ CRAIG R. LENTZSCH
   R. C. Stephan                                    Craig R. Lentzsch
   Vice President                                   Vice President

GREYHOUND LINES INC.                             GLI BUS OPERATIONS HOLDING COMPANY

By /s/ RICHARD C. STEPHAN                        By /s/ CRAIG R. LENTZSCH
   R. C. Stephan                                    Craig R. Lentzsch
   Vice President                                   Vice President

GLI OPERATING COMPANY                            GLI MERGER COMPANY

By /s/ RICHARD C. STEPHAN                        By /s/ CRAIG R. LENTZSCH
   R. C. Stephan                                    Craig R. Lentzsch
   Vice President                                   Vice President
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